UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 25, 2021

Enstar Group Limited
(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P.O. Box HM 2267, Windsor Place 3rd Floor
22 Queen Street, Hamilton HM JX Bermuda                         N/A
(Address of principal executive offices)                          (Zip Code)
Registrant’s telephone number, including area code: (441) 292-3645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Ordinary shares, par value $1.00 per share	ESGR	The NASDAQ Stock Market	LLC
Depositary Shares, Each Representing a 1/1,000th Interest in a 7.00% Fixed-to-Floating Rate	ESGRP	The NASDAQ Stock Market	LLC
Perpetual Non-Cumulative Preferred Share, Series D, Par Value $1.00 Per Share
Depositary Shares, Each Representing a 1/1,000th Interest	ESGRO	The NASDAQ Stock Market	LLC
in a 7.00% Perpetual Non-Cumulative Preferred Share, Series E, Par Value $1.00 Per Share
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Appointment of Chief Financial Officer
On February 25, 2021, the Board of Directors of Enstar Group Limited (the "Company") approved the appointment of Zachary Wolf to the role of Chief Financial Officer of the Company ("CFO"), with effect from March 2, 2021. Upon assuming the role of Chief Financial Officer, Mr. Wolf will also become the Company's designated principal financial officer.
As described in the Company's Form 8-K filed on August 21, 2020, Mr. Wolf, age 40, joined the Company as its Deputy Chief Financial Officer on September 21, 2020. He previously served as Executive Vice President, Strategic Development of AmTrust Financial Services, Inc. (“AmTrust”) from January 2020. From 2017 to 2020, he served as Deputy CFO and Senior Vice President of AmTrust, and prior to that he was Vice President of Strategic Development from 2013 to 2017. Before joining AmTrust, Mr. Wolf worked in the financial services industry, including for six years at Standard & Poor’s as a senior director. Mr. Wolf's assumption of the role of CFO will follow the end of Guy Bowker's service as CFO. Mr. Bowker notified the Company of his intent to resign on April 6, 2020 and agreed to remain with the Company through March 1, 2021 pursuant to the terms of a transition agreement.
Mr. Wolf’s employment agreement with Enstar (US), Inc., a wholly-owned subsidiary of the Company, provides for base salary, eligibility to participate in the Company’s Annual Incentive Program beginning with the 2020 calendar year, eligibility to participate annually in the Company’s Equity Incentive Plan, and sign-on equity incentive awards. He is eligible to participate in the Enstar (US), Inc. benefit and 401(k) plans generally available to all employees in the United States and to receive severance payments upon termination without cause or resignation for good reason.
Appointment of Principal Accounting Officer
On February 25, 2021, Kathleen Carbone, the Company's Chief Accounting Officer, was designated as the principal accounting officer of the Company, effective March 2, 2021. Mr. Bowker continued to serve as the Company’s principal accounting officer through March 1, 2021.
Ms. Carbone, age 49, joined the Company on December 14, 2020. She previously served as Group Controller of American International Group, Inc. ("AIG") from October 2018. From September 2016 to October 2018, she served as Corporate Controller of AIG, and prior to that she held various senior roles within the Controllership function of AIG from 2012 to 2016. Before joining AIG, Ms. Carbone spent twelve years as an auditor in PwC’s NY Metro Insurance practice. Ms. Carbone is a licensed certified public accountant in the state of New York.
Item 7.01. Regulation FD Disclosure
On March 1, 2021, the Company issued a Financial Supplement for the year ended December 31, 2020 (the “Financial Supplement”), a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The Financial Supplement will be available on the “Investor Relations” page of the Company's website located at www.enstargroup.com.
The information contained in the Financial Supplement is summary information that is intended to be considered in the context of the Company’s Securities and Exchange Commission (“SEC”) filings and other public announcements that the Company may make, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in the Financial Supplement, although it may do so from time to time as its management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.
The information presented in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, unless the Company specifically states that the information is to be considered “filed” under the Exchange Act or specifically incorporates it by reference into a filing under the Securities Act of 1933, as amended.
Item 8.01. Other Events.
On February 25, 2021 the Company's board of directors approved an extension of the duration of the Company's previously announced ordinary share repurchase program (the “Repurchase Program”) through March 1, 2022. The Repurchase Program was previously set to expire on March 1, 2021.
Pursuant to the Repurchase Program, the Company may repurchase a limited number of its ordinary shares, not to exceed $150 million in aggregate (the “Authorized Shares”) including shares repurchased prior to the extension of the Repurchase Program. Prior to its extension, the Company had repurchased 178,280 ordinary shares for an aggregate amount of $26.0 million under the Repurchase Program. The remaining capacity under the Repurchase Program is $124.0 million.
Repurchases under the Repurchase Program will be administered through an independent broker in accordance with guidelines specified under Rule 10b5-1 of the Securities Exchange Act of 1934. Repurchases will be subject to SEC regulations as well as certain price, market volume and timing constraints specified in the plan. As a result of these constraints, execution of the plan may not result in all or any of the remaining Authorized Shares being repurchased by the Company. The Repurchase Program may be modified, extended or terminated by the Company's board of directors at any time.
Item 9.01. Financial Statements and Exhibits
Exhibits

Exhibit No.	Description

99.1	Financial Supplement for the year ended December 31, 2020.

101	Pursuant to Rule 406 of Regulation S-T, the cover page information in formatted in Inline XBRL.

104	Cover page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101)

* * *

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the intent, belief or current expectations of Enstar and its management team. Investors are cautioned that any such forward-looking statements speak only as of the date they are made, are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. Important risk factors regarding Enstar can be found under the heading "Risk Factors" in Enstar’s Form 10-K for the year ended December 31, 2020 and are incorporated herein by reference. Furthermore, Enstar undertakes no obligation to update any written or oral forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein, to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements, except as required by law.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENSTAR GROUP LIMITED

March 1, 2021	By:	/s/ Paul J. O'Shea
Paul J. O'Shea
President